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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 1998

                         THE BEAR STEARNS COMPANIES INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                           1-8989                   13-3286161
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)


     245 Park Avenue, New York, New York                         10167
     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 272-2000


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     The following  exhibit is incorporated  by reference into the  Registration
Statement on Form S-3 (Registration No. 333-61437) as an exhibit to such Registration Statement:

    EXHIBIT NO.                                   DESCRIPTION
-------------------           -------------------------------------------------
     4(b)(10)                 -- Form of Medium-Term Note, Series B (Fixed Rate;
                              S&P Linked).


                                       2


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.


                                        By:  /s/ Samuel L. Molinaro Jr.
                                           -----------------------------
                                                 Samuel L. Molinaro Jr.
                                        Senior Vice President--Finance and
                                             Chief Financial Officer


Dated:  December 21, 1998


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                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NO.                                   DESCRIPTION
-------------------           -------------------------------------------------
     4(b)(10)                 -- Form of Medium-Term Note, Series B (Fixed Rate;
                              S&P Linked).